Exhibit 99.15b

AGGREGATE GROUP I MORTGAGE LOANS

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated November 1, 2007, (“Agreement”) among Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. (“Assignor”), Morgan Stanley Capital I Inc. (“Assignee”) and Quicken Loans, Inc. (the “Company”) and acknowledged by LaSalle Bank National Association (“LaSalle”), as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-15AR (the “Trust”) created under the Pooling and Servicing Agreement (hereinafter defined):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

1.   (a)           The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”) and (b) except as described below, all of its rights and obligations under that certain Second Amended and Restated Mortgage Loan Purchase and Warranties Servicing Agreement (the “Initial Purchase Agreement”), as amended by Amendment No. 1 to the Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2006 (the “Amendment” and, together with the Initial Purchase Agreement, the “Purchase and Warranties Agreement”) in each case between the Assignor, as purchaser (the “Purchaser”), and the Company, as seller, solely insofar as the Purchase and Warranties Agreement relates to the Mortgage Loans (the “First Assignment and Assumption”).

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 9.05 of the Purchase and Warranties Agreement or (b) any mortgage loans subject to the Purchase and Warranties Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

(b)           On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Assignee hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Mortgage Loans and all rights and obligations related thereto as provided under the Purchase and Warranties Agreement to the extent relating to the Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Assignee (the “Second Assignment and Assumption”), and the Company hereby acknowledges the Second Assignment and Assumption.

Recognition of the Company

2.  The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust created under the Pooling and Servicing Agreement, dated as of November 1, 2007, among the Assignor, Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), and the Trustee (the “Pooling and Servicing Agreement”) will be the owner of the Mortgage Loans, (ii)

AGGREGATE GROUP I MORTGAGE LOANS

notwithstanding anything stated to the contrary herein, the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, provided that it is understood and agreed that the Company shall look to Assignor for performance of any obligations of the Assignor that have not been assigned to Assignee and its successors as set forth herein, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, Wells Fargo Bank, National Association,  as master servicer (the “Master Servicer”) acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase and Warranties Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Purchase and Warranties Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase and Warranties Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf).  Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase and Warranties Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Purchase and Warranties Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

3.  Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in the sixth paragraph of Section 9.03, Section 13 and Section 14.01 of the Purchase and Warranties Agreement shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf), as provided in the Purchase and Warranties Agreement and as assigned to the Trust under this Agreement; provided, however, that in no event shall the Company be required to pay the Repurchase Price with respect to any Mortgage Loan more than once in connection with the repurchase of any Mortgage Loan pursuant to the terms of the Purchase and Warranties Agreement as assigned to the Trust under this Agreement, or to provide indemnification to any party (other than the Trust, and any agent acting on behalf of the Trust and the Trustee, acting on behalf of the Trust) in connection with any breach of any of the Company’s representations, warranties or covenants under the Purchase and Warranties Agreement as assigned to the Trust under this Agreement.

Representations and Warranties of the Company

4.  The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

a.           The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

b.           The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase and Warranties Agreement.  The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or

AGGREGATE GROUP I MORTGAGE LOANS

instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company.  This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

c.           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement;

d.           There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase and Warranties Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase and Warranties Agreement, and the Company is solvent.

e.           The Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in (i) Section 9.01 of the Purchase and Warranties Agreement are true and correct as of the November 30, 2007 as if such representations and warranties were made on November 30, 2007 and (ii) Section 9.02 of the Purchase and Warranties Agreement are true and correct as of the related Closing Date.

Remedies for Breach of Representations and Warranties.

5.

a.           The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 9.03 of the Purchase and Warranties Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein) as provided in the Purchase and Warranties Agreement and as assigned to the Trust under this Agreement; provided, however, that in no event shall the Company be required to pay the Repurchase Price with respect to any Mortgage Loan more than once in connection with the repurchase of any Mortgage Loan pursuant to the terms of the Purchase and Warranties Agreement as assigned to the Trust under this Agreement, or to provide indemnification to any party (other than the Trust, and any agent acting on behalf of the Trust and the Trustee, acting on behalf of the Trust) in connection with any breach of any of the Company’s representations, warranties or

AGGREGATE GROUP I MORTGAGE LOANS

covenants under the Purchase and Warranties Agreement as assigned to the Trust under this Agreement.

b.           It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

Representations and Warranties of Other Parties

6.

a.           The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the Purchase and Warranties Agreement or this Agreement.

b.           Each of the parties hereto (other than the Company) represents and warrants that it is duly and legally authorized to enter into this Agreement.

c.           Each of the Assignor and Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Future Covenants of the Company

7.  The Company shall promptly provide the to Depositor and the Securities Administrator the information required under Section 34.02 of the Purchase and Warranties Agreement pursuant to a written notice substantially in the form of Exhibit B hereto.

Miscellaneous

8.  Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

AGGREGATE GROUP I MORTGAGE LOANS

In the case of the Assignee:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-15AR

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-15AR

      In the case of the Company:

Quicken Loans, Inc.
20555 Victor Parkway
Livonia, Michigan 48152
Attention:  Bob Walters
Fax:  734-805-7051
Email:  BobWalters@quickenloans.com

9.  This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by all the parties to this Agreement.

11.  This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee acting on the Trust’s behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

12.  Each of this Agreement and the Purchase and Warranties Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase and Warranties Agreement (solely with respect to the Mortgage Loans) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase and Warranties Agreement.

13.  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

 AGGREGATE GROUP I MORTGAGE LOANS

14.  In the event that any provision of this Agreement conflicts with any provision of the Purchase and Warranties Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

15.  Capitalized terms used in this Agreement (including the exhibits hereto)  but not defined in this Agreement shall have the meanings given to such terms in the Purchase and Warranties Agreement.

16.  The Assignee will hold information in confidence as set forth in Section 32 of the Purchase and Warranties Agreement, provided such information may be disclosed to regulatory or administrative authorities or attorneys, auditors or agents in the performance of the Pooling and Servicing Agreement and this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
   successor by merger to Morgan Stanley
   Mortgage Capital Inc.

By: /s/ Valerie Kay
Name:  Valerie Kay
Title:    Vice President

MORGAN STANLEY CAPITAL I INC.

By: /s/ Valerie Kay
Name:  Valerie Kay
Title:    Vice President

QUICKEN LOANS, INC.

By: /s/ Robert Walters
Name:  Robert Walters
Title:    Executive Vice President

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley Mortgage Loan Trust 2007-15AR

By: /s/ Rita Lopez
Name:  Rita Lopez
Title:    Vice President

AGGREGATE GROUP I MORTGAGE LOANS

EXHIBIT A

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

EXHIBIT B

Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-15AR - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-15AR

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

            In accordance with Section 7(a) of the Assignment, Assumption and Recognition Agreement, dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, Quicken Loans, Inc., Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, and LaSalle Bank National Association as Trustee.  The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

            Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

                                            [NAME OF PARTY]
                             as [role]

                                             By: __________________
                                                Name:
                             Title: